New and Amended Standards and Interpretations	12 Months Ended
Dec. 31, 2022
New and Amended Standards and Interpretations [Abstract]
New and Amended Standards and Interpretations
3.	New and Amended Standards and Interpretations:

Amendments that resulted from improvements to IFRS to the following standards did not have any significant impact on the accounting policies, financial position or performance of the Bank:

Annual Improvements to the IFRS Standards 2018-2020. IFRS 1 First-time Adoption of International Financial Reporting Standards - Affiliate as first time adopter: The amendment allows a subsidiary that applies paragraph D16(a) of IFRS 1 to measure cumulative translation differences using the amounts reported by its parent, based on the parent’s date of transition to IFRS. IFRS 9 Financial Instruments - The amendment clarifies what fees an entity includes when applying the “10 per cent” test in paragraph B3.3.6 of IFRS 9 when assessing whether a financial liability should be derecognized. An entity includes only fees paid or received between the entity (the borrower) and the lender, including fees paid or received by the entity or the lender on behalf of the other. IFRS 16 Leases - Leasing incentives: The amendment removes from Illustrative Example 13 the reimbursement of improvements to the lessor to resolve any possible confusion, which may arise, regarding the treatment of lease incentives.

Amendments to IAS 37 Provisions, Contingent Liabilities and Contingent Assets, which specify the costs that an entity must include when evaluating whether a contract will cause losses, these costs include those that are directly related to the contract and may be incremental costs of fulfilling that contract, or an allocation of other costs that relate directly to the fulfillment of contracts